This warrant and the shares issuable upon exercise hereof have not been registered under the securities act of 1933, as amended (the "Act"), or under any state securities laws. The warrant and the shares may not be sold, pledged, hypothecated, or offered for sale or otherwise distributed in the absence of (a) an effective registration statement for the warrant and the shares under the act and under applicable state securities law or (b) an opinion of counsel satisfactory to the company that registration under the act and state securities law is not required.

WARRANT NO. __                  WARRANT EXPIRATION DATE:  ________________

                        WARRANT TO PURCHASE ____SHARES OF
                                 COMMON STOCK OF
                    OREGON BAKING COMPANY, DBA MARSEE BAKING

         This certifies that ________________(the "Holder") and the Holder's registered successors and assigns are entitled, subject to the terms and conditions set forth below, to purchase from OREGON BAKING COMPANY, DBA MARSEE BAKING, an Oregon corporation (the "Company"), ___ (__) shares of the Company's Common Stock (the "Warrant Shares") at the greater of (i) Three Dollars and Twenty-Five Cents ($3.25) per share, or (ii) the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of exercise (the "Warrant Price").

         1. EXERCISE AND EXPIRATION.

            (a) This Warrant may be exercised in whole or in part at any time or times during the term commencing on the date of issuance and ending November 30, 2003, or upon the consummation of a plan of merger, the consummation of a plan of share exchange to which the Company is a party or the corporation whose shares will be acquired, the consummation of a sale or exchange of all or substantially all of the property of the Company other than in the usual and regular course of business, whichever is sooner, at which time the Warrant shall automatically expire. This Warrant may be exercised by surrender hereof to the Company, together with delivery of a signed Warrant Exercise Form in the form attached hereto as ANNEX I specifying the number of shares to be purchased.

            (b) Payment of the aggregate Warrant Price may be made by (i) cash or check, or (ii) if, at the time of exercise, the Company's Common Stock is either listed or admitted to trading on any stock exchange or is traded on the NASDAQ National Market System, by converting this Warrant into shares of Common Stock as provided herein. Under clause (ii) of the preceding sentence, Holder may from time to time convert this Warrant, in whole or in part, into a number of shares of Common stock determined by dividing (x) the aggregate Fair Market Value (determined on the date of exercise) of the Warrant Shares minus the aggregate Warrant Price of such Warrant Shares by (y) the Fair Market Value (determined on the date of exercise) of one share of the Company's Common Stock.

            (c) For purposes of this Warrant, "Fair Market Value" shall be the value determined in accordance with the following provisions:

                                                                         Warrant

                (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the NASDAQ National Market System, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities dealers through the NASDAQ National Market System or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Board of Directors of the Company to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the Fair market Value shall be determined by the Board of Directors.

         2. ADJUSTMENT OF SHARES.

            (a) If all or a portion of this Warrant shall be exercised subsequent to any stock dividend, stock split, combination of shares or similar recapitalization event, occurring after the date of issuance, as a result of which shares of any class shall be issued in respect of outstanding Common Stock of the Company or such Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the Holder exercising this Warrant shall receive, for the aggregate Warrant price paid upon such exercise, in lieu of the Common Stock otherwise issuable upon exercise of this Warrant, the aggregate number and class of shares which such Holder would have received in such stock dividend, stock split, recaptialization, combination of shares, or similar recapitalization event as if this Warrant had been exercised immediately prior to such event.

            (b) In the event of any adjustment in the number of Shares covered by this Warrant pursuant to Section 2(a), any fractional shares resulting from such adjustment shall be disregarded and this Warrant shall cover only the number of full shares resulting from such adjustment. The foregoing adjustments shall be made by the Board of Directors of the Company, or by the applicable terms of any assumption or substitution documents, and any adjustments so made shall be final, binding and conclusive.

         3. COMPLIANCE WITH SECURITIES LAWS. The Holder, by acceptance of this Warrant, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or under

                                                                         Warrant
applicable state law. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Act and under applicable state law) shall include a legend in substantially the form set forth at the beginning of this Warrant relating to such securities laws.

         4. TRANSFER OF WARRANT. Subject to Section 3 above, this Warrant shall be registered on the books of the Company and shall be transferable in whole or in part on such books by the registered Holder hereof in person or by duly authorized attorney by delivery to the Company of a duly completed Assignment in the form attached hereto as ANNEX II.

         5. NO SHAREHOLDER RIGHTS UNTIL EXERCISE. This Warrant shall not entitle the Holder hereof to any voting rights or any other rights as a shareholder of the Company, or to any other rights whatsoever except the rights state herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares purchasable hereunder unless, and until, and except to the extent that, this Warrant shall be exercised.

         6. RESERVATION OF SHARES. The Company hereby agrees that it shall at all times reserve and keep authorized and available for issuance a sufficient number of Warrant Shares for the purpose of issuance upon exercise of this Warrant to permit the exercise of this Warrant in whole.

             The Company has caused this Warrant to be duly executed and delivered as of the ____ day of _______________, 199_.


                                       OREGON BAKING COMPANY
                                       DBA MARSEE BAKING



                                       BY ______________________________________













                                                                         Warrant

                                                                        ANNEX I
                                                                        -------

                              WARRANT EXERCISE FORM
                              ---------------------

                   (To be signed only on exercise of Warrant)

TO:      OREGON BAKING COMPANY
         DBA MARSEE BAKING


         The undersigned Holder of the Warrant hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________[*] shares of Common Stock of the Company and herewith makes payment for the shares of $___________________. The undersigned hereby requests that the certificates for the Warrant Shares be issued in the name of, and delivered to:

                    ________________________________________

                    ________________________________________

                    ________________________________________

Date:_________________



                             ______________________________________________
                             (Signature must conform in all respect to name of the Holder as specified on the face of the Warrant)








----------------
   * Insert here the number of shares (all or part of the number of shares called for on the face of the Warrant) as to which the Warrant is being exercised without making any adjustment for additional Common Stock or any other shares or other securities or property or cash, which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                                                       ANNEX II
                                                                       --------

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfer unto ___________________________, whose address is __________________, the right represented by the attached Warrant to purchase ________________ shares of Common Stock of OREGON BAKING COMPANY, dba MARSEE BAKING, to which the attached Warrant relates, and appoints _____________________________________ attorney to transfer such right on the books of such corporation with full power of substitution in the premises.


DATED:_________           ______________________________________________________
                          (Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

                          ______________________________________________________

                          ______________________________________________________
                          (Address of the Holder)

Signed in the presence of:

______________________________________